Exhibit 13.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transition Report of AMTD Digital Inc. (the “Company”) on Form 20-F for the six months ended October 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Lee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 16, 2024

By:	/s/ Lawrence Lee
Name:	Lawrence Lee
Title:	Chief Executive Officer